Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events - Business Combination [Abstract]
Subsequent Events

Note 16 — Subsequent Events

On July 11, 2025, the Company consummated the Merger and accounted for it as a reverse recapitalization. Accordingly, the Company was deemed the accounting acquirer (and legal acquiree) while NorthView was treated as the accounting acquiree (and legal acquirer).

Under this method of accounting, the Merger was treated as the equivalent of the Company issuing stock for the net assets of NorthView, accompanied by a recapitalization. The consolidated assets, liabilities and results of operations prior of the Merger are those of the Company. In accordance with guidance applicable to these circumstances, the equity structure has been restated in all periods, to reflect the number of shares of the combined company’s common stock, $0.0001 par value per share issued to Company shareholders using the applicable exchange ratio of .345854 (the Exchange Ratio”). As such, the shares and earnings per share related to Company common stock prior to the Merger have been retroactively restated as shares reflecting the Exchange Ratio. There were no changes to the par values per share as a result of this change.

On October 20, 2025, the Company amended its amended and restated certificate of incorporation to authorize 600,000,000 shares of common stock, par value of $0.0001 per share and 1,000,000,000 shares of preferred stock, par value of $0.0001 per share.